UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT

Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
Western Refining, Inc.
(Name of Registrant as Specified In Its Charter)

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Important Notice Regarding the Availability of Proxy Materials for the

2012 Annual Meeting of Shareholders of Western Refining, Inc. to be held on June 8, 2012

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/wnr. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under new United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. Western Refining, Inc. has chosen to use these procedures for the 2012 Annual Meeting of Shareholders of Western Refining, Inc. and need YOUR participation.

If you want to receive a paper or e-mail copy of the proxy materials or the annual report, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before May 20, 2012.

For a Convenient Way to VIEW Proxy Materials — and — VOTE Online go to: www.proxydocs.com/wnr

Materials Available to View or Receive:

1. 2012 Proxy Statement     2. 2011 Annual Report

Printed materials may be requested by one of the following methods:

You must use the 12 digit control number located in the shaded gray box below.

*    If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

* If requesting material by mail, please include in your request the 12 digit control number (located below).

ACCOUNT NO.	SHARES

Notice of 2012 Annual Meeting of Shareholders of Western Refining, Inc.

Date:	Friday, June 8, 2012
Time:	8:30 A.M. (Mountain Time)
Place:	Plaza Theater, 125 Pioneer Plaza, El Paso, Texas 79901

The purpose of the annual meeting is to take action on the following proposals:

The Board of Directors recommends that you vote “FOR” the following:

1.	Election of Class I Directors.

Nominees                             01 Sigmund L. Cornelius                 03 Scott D. Weaver

                                               02 Brian J. Hogan

The Board of Directors recommends that you vote:

2.	FOR ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for fiscal year 2012.